UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 18, 2007

TrueBlue, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington	98402
(Address of Principal Executive Offices)	(Zip Code)

(253) 383-9101

(Registrant’s Telephone Number, Including Area Code)

Labor Ready, Inc.

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                Labor Ready, Inc. (the “Company”) has adopted articles of amendment (the “Amendment”) to the Company’s Amended and Restated Articles of Incorporation.  The Amendment amended Article 1 of the Company’s Amended and Restated Articles of Incorporation to change the Company’s name to TrueBlue, Inc. and became effective at 12:01am on December 18, 2007.  A copy of the Amendment is attached hereto as Exhibit 3.1.

Item 7.01.                                          Regulation FD Disclosure.

On December 17, 2007, the Company issued a press release (the “Press Release”) reporting that, as previously announced, effective December 18, 2007, the Company’s name will change to TrueBlue, Inc. and the ticker symbol for the Company’s common stock on the New York Stock Exchange will be “TBI”.  A copy of the Press Release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information contained in the Press Release shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                          Financial Statements and Exhibits.

                                                                                                (d)                                  Exhibits

3.1.                              Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation

99.1                           Press Release of the Company dated December 17, 2007

SIGNATURES

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TrueBlue, Inc.
(Registrant)

Date: December 18, 2007	By:	/s/ James E. Defebaugh
James E. Defebaugh
Executive Vice President, General
Counsel and Secretary